Exhibit 10.3

AGREEMENT

For good and valuable consideration, the LIVE RACING AGREEMENT (the “Agreement”) effective March 23, 1999 through January 1, 2004 by and among PENN NATIONAL TURF CLUB, INC., MOUNTAINVIEW THOROUGHBRED RACING ASSOCIATION, the PENNSLYVANIA HORSEMEN’S BENEVOLENT AND PROTECTIVE ASSOCIATION, INC. (“Horsemen”), and all of its terms and conditions are hereby extended by the mutual consent of all parties through 11:59 p.m. on 8/31/04.  In the interim, the parties further agree to discuss in good faith the structure, quantity and repayment terms for a proposed advance of purse money to the Horsemen, as well as all other items pertaining to a new Live Racing Agreement.

To indicate their acceptance of this extension of the Agreement, the duly authorized agents of the parties have executed below.

PENNSYLVANIA NATIONAL TURF CLUB, INC.

By:	/s/ Richard T. Schnaars
Name:	Richard T. Schnaars
Title:	Vice Pres./Gen. Mgr.
Dated:	7/30/04

MOUNTAINVIEW THOROUGHBRED RACING ASSOCIATION

By:	/s/ Richard T. Schnaars
Name:	Richard T. Schnaars
Title:	Vice Pres./Gen. Mgr.
Dated:	7/30/04

PENNSYLVANIA HORSEMEN’S BENEVOLENT AND PROTECTIVE ASSOCIATION, INC.

By:	/s/ John J. Wanes
Name:	John J. Wanes
Title:	President
Dated: